--------------------------------------------------------------------------------

                                SOUND SHORE FUND
           2 Portland Square, Portland, Maine 04101 - 1-800-754-8758
================================================================================
PROSPECTUS
MAY 1, 1998

Sound Shore Fund, Inc. (the "Fund") is a no-load, open-end, diversified, management investment company. The Fund's investment objective is to seek growth of capital, and investments will be made based upon their potential for capital growth. Current income, while considered important, will be secondary to the objective of capital growth.



     Sound Shore Management, Inc. serves as Investment Adviser to the Fund. Forum Administrative Services, LLC serves as Administrator of the Fund and
        Forum Financial Services, Inc. serves as Distributor of the Fund.



This Prospectus sets forth concisely the information a prospective investor should know before investing in the Fund. A Statement of Additional Information dated May 1, 1998, containing additional and more detailed information about the Fund (the "SAI"), has been filed with the Securities and Exchange Commission (the "SEC") and is available together with other related materials for reference on the SEC's Internet Web Site (http://www.sec.gov). The SAI is hereby incorporated by reference into this Prospectus. It is available without charge and can be obtained by writing the Fund at the address set forth above or by calling the Fund at (800) 551-1980.




--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION; NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

1. PROSPECTUS SUMMARY

HIGHLIGHTS OF THE FUND

INVESTMENT OBJECTIVE AND STRATEGY. The investment objective of the Fund is to seek growth of capital, and investments will be made based upon their potential for capital growth. In seeking to meet this objective the Fund intends to purchase securities that management believes display good growth potential and are selling at a discount to perceived value in the marketplace. Current income, while considered important, will be secondary to the objective of capital growth. The Fund may invest in common stocks, preferred stocks and fixed income securities. See "Investment Objective, Policies and Restrictions."

RISK CONSIDERATIONS. The value of Fund shares will fluctuate with changes in the market value of the Fund's portfolio securities and is consequently subject to the usual market risks of investment.

INVESTMENT ADVISER. The investment adviser to the Fund is Sound Shore Management, Inc. (the "Adviser"), which also serves as investment adviser to individuals and institutional clients. The investment advisory fee is at the annual rate of 0.75% of the average daily net assets of the Fund. See "Management -- Investment Adviser."

ADMINISTRATOR. The administrator of the Fund is Forum Administrative Services, LLC, which serves as administrator to other mutual funds. For serving as administrator of the Fund, Forum Administrative Services, LLC, receives a fee at the annual rate of 0.10% of the average daily net assets of the Fund. See "Management --Administrator."

NO SALES CHARGES. There are no sales charges, redemption fees or Rule 12b-1 fees. Shares may be purchased and redeemed at net asset value.

PURCHASE OF SHARES. Shares may be purchased directly through the Fund's transfer agent, Forum Shareholder Services, LLC, or through certain broker-dealers. There is a $10,000 minimum initial investment on shares purchased directly and a $5,000 minimum initial investment on shares purchased through certain broker-dealers. A $2,000 minimum initial investment applies to IRAs. See "Purchases and Redemptions of Shares -- Purchase of Shares."

INVESTMENT FEATURES. Investors may elect TELEPHONE PRIVILEGES to make purchases, redemptions and exchanges over the telephone. Investors that elect telephone privileges may elect to use ELECTRONIC FUNDS TRANSFER as the payment method for telephone transactions. Investors also may purchase shares by making systematic monthly investments into the Fund with the Fund's AUTOMATIC INVESTMENT PLAN. IRAS and other RETIREMENT PLANS utilizing the Fund as an investment vehicle provide Federal income tax benefits for qualified participants. The Fund also offers EXCHANGE PRIVILEGES whereby shareholders of the Fund are entitled to exchange some or all of their shares in the Fund for shares of certain bond and money market mutual funds. For information concerning these and other investment features of the Fund see "Purchases and Redemptions of Shares."

--------------------------------------------------------------------------------
                                       2

--------------------------------------------------------------------------------

EXPENSES OF INVESTING IN THE FUND

The purpose of the following table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly.

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
Management Fees..........................................................  0.75%
Other Expenses...........................................................  0.33%
                                                                         -------
Total Fund Operating Expenses..............................................1.08%


The amounts of expenses and fees are those incurred during the Fund's most recent fiscal year ending December 31, 1997. Absent fee waivers, the Total Fund Operating Expenses for the Fund would have been 1.10%. For a further description of these fees, see "Management."

EXAMPLE
You would pay the following expenses on a
                                                                    1 Year       3 Years      5 Years     10 Years
$1,000 investment assuming a 5% annual return                       ------       -------      -------     --------
and redemption at the end of each period:                             $11          $34          $59         $132

The example is based on the expenses listed in the table and assumes the reinvestment of all dividends. THE FIGURES REFLECTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURN. ACTUAL EXPENSES AND RETURN MAY BE GREATER OR LESS THAN INDICATED.


--------------------------------------------------------------------------------
                                       3

--------------------------------------------------------------------------------

2. FINANCIAL HIGHLIGHTS

The following information represents selected data for a single share outstanding of the Fund. The information for the past five years has been audited by Deloitte & Touche LLP, Independent Certified Public Accountants. The Fund's financial statements for the fiscal year ended December 31, 1997 and independent auditors' report thereon are contained in the Annual Report of the Fund and are incorporated by reference into the Statement of Additional Information. Further information about the performance of the Fund is contained in the Annual Report, which may be obtained from the Fund without charge.

                                                         YEAR ENDED DECEMBER 31,
                             -----------------------------------------------------------------------------------
                                  1997            1996          1995          1994         1993        1992
                                  ----            ----          ----          ----         ----        ----
Beginning net asset
  value per share                $21.71          $18.16         15.46        $16.50       $16.24      $15.17
Net investment
  income                          0.12            0.13          0.25          0.22         0.14        0.17
Net realized and
  unrealized
  investment gain
  (loss) on securities            7.75            5.90          4.33         (0.17)        1.80        3.02
Dividends paid from
  net investment
  income                         (0.12)          (0.13)        (0.21)        (0.22)       (0.14)      (0.175)
Distributions from
  net realized gains             (0.87)          (2.35)        (1.67)        (0.87)       (1.54)      (1.95)

Distributions  in excess of
net realized gains               (0.02)            -              -            -            -            -
                                 ------          -------       ------        ------       ------       ------
Ending net asset
  value per share                $28.57          $21.71        $18.16        $15.46       $16.50      $16.24
                                =======          ======        ======        ======       ======      ======

Ratios to average net
assets:
  Expenses                       1.08%           1.15%          1.15%        1.22%        1.27%        1.37%
  Net investment
  income                         0.62%           0.70%          1.41%        1.32%        0.88%        1.10%
Total return                     36.40%          33.27%        29.87%        0.30%        11.96%      21.17%
Portfolio turnover rate          53.39%          69.31%        53.01%        75.52%       90.99%      88.33%
Net assets at end of
  year (000's omitted)         $1,313,686       $132,862       $67,602      $59,993      $58,179      $39,974
Average Brokerage
  Commission Rate (a)           $0.0568         $0.0563          N/A          N/A          N/A          N/A


(a) Amount represents the average commission per share paid to brokers on the purchase or sale of equity securities.


                                                 YEAR ENDED DECEMBER 31,
                                ---------------------------------------------------------
                                   1991           1990            1989             1988
                                   ----           ----            -----            ----
Beginning net asset
  value per share                 $11.77         $13.73          $12.67           $11.58
Net investment
  income                           0.30           0.51            0.33             0.21
Net realized and
  unrealized
  investment gain
  (loss) on securities             3.48          (1.95)           2.50             2.24
Dividends paid from
  net investment
  income                         (0.285)         (0.52)          (0.35)           (0.18)
Distributions from
  net realized gains             (0.095)            -            (1.42)           (1.18)
                                 --------        ------         -------           -------
Ending net asset
  value per share                 $15.17         $11.77          $13.73           $12.67
                                 ========        ======         =======           =======
Ratios to average net
assets:
  Expenses                        1.30%           1.33%           1.24%           1.40%
  Net investment
  income                          2.10%           3.55%           2.37%           1.57%
Total return                      32.24%        (10.64%)         22.42%           21.14%
Portfolio turnover
  rate                           100.01%         105.20%         90.83%          134.30%
Net assets at end of
  year (000's omitted)           $32,211         $28,470         $42,470         $28,512



--------------------------------------------------------------------------------
                                       4

--------------------------------------------------------------------------------

3. INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

INVESTMENT OBJECTIVE AND POLICIES

The investment objective of the Fund is to seek growth of capital and investments will be made based upon their potential for capital growth. Current income, while considered important, will be secondary to the objective of capital growth. There is no assurance that the Fund will achieve its investment objective. The Fund's investment objective is fundamental and may not be changed without shareholder approval. The Fund's investment policies may be changed by the Fund's Board of Directors (the "Board").

EQUITY INVESTMENTS. The Fund will invest in securities listed on a securities exchange or included in the National Association of Securities Dealers Automated Quotation (NASDAQ) National Market System or National List. As a matter of policy, not all aspects of the national economy will be represented in the Fund's portfolio and the portfolio will not have the same diversification as the broad market averages such as the Dow Jones Industrial Average and the Standard & Poor's 500 Index. Therefore, its results should differ from these market averages.

The Adviser seeks investments in equity securities based on its judgment of fundamental value. Factors deemed particularly relevant include price, earnings expectations, earnings and price histories, balance sheet characteristics and perceived management skills. Changes in the economic and political outlooks as well as individual corporate developments influence specific security prices. When the Fund's investments lose their perceived value relative to other similar investments and investment alternatives, they are sold. It is the Adviser's expectation, based on its experience, that most of the holdings will be long-term in nature (greater than a six-month holding period) and that the annual turnover of the Fund should not exceed 100%. A portfolio turnover rate of 100% would occur, for example, if all the stocks in the portfolio were replaced in a one year period.

OTHER INVESTMENTS. The Fund expects that for most periods a substantial portion, if not all, of its assets will be invested in a diversified portfolio of common stocks judged by the Adviser to have favorable value to price characteristics. The Fund may also invest, however, in U.S. Government or Government agency obligations, investment grade corporate bonds, preferred stocks, convertible securities, and/or short-term money market instruments when the Adviser believes that investment in these securities, in light of current market conditions, is consistent with the Fund's investment objectives.

The Fund may invest in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. The Fund will not, however, purchase any warrant if, as a result of such purchase, more than 5% of the Fund's total assets would be invested in warrants.

The Fund may also invest up to 10% of its total assets in the securities of other investment companies. To the extent the Fund does so, it would bear its pro rata share of the other investment company's expenses, such as investment advisory and distributions fees, and operating expenses.

CASH AND TEMPORARY DEFENSIVE POSITIONS. The Fund may hold cash or cash equivalents pending investment and to retain flexibility in meeting redemptions and paying expenses. Cash equivalents may include (1) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities,
(2) commercial paper rated Prime-1 by Moody's Investors Service or A-1 by Standard & Poor's, (3) certificates of deposit and bankers' acceptances issued by domestic banks having total assets in excess of one billion dollars, (4) money market mutual funds, and (5) repurchase agreements covering any of the securities in which the Fund may invest directly. A repurchase agreement is an instrument under

--------------------------------------------------------------------------------
                                       5

--------------------------------------------------------------------------------

which an investor (E.G., the Fund) purchases a U.S. Government security from a vendor, with an agreement by the vendor to repurchase the security at the same price, plus interest at a specified rate. Repurchase agreements usually have a short duration, often less than one week.

When  business or financial  conditions  warrant,  the Fund may take a defensive
position  and  invest  temporarily   without  limit  in  investment  grade  debt
securities, preferred stocks or cash equivalents.

INVESTMENT RESTRICTIONS

The Fund has adopted certain investment restrictions which may not be changed without the approval of the Fund's shareholders. Briefly, these restrictions provide that the Fund may not:

1. Purchase the securities of any one issuer, other than the U.S. Government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations;

2. Invest more than 25% of the value of its total assets in any particular industry;

3. Purchase securities on margin, but it may obtain such short-term credits from banks as may be necessary for the clearance of purchases and sales of securities;

4. Make loans of its assets to any person, except for the purchase of debt securities as discussed under "Investment Objective and Policies;"

5. Borrow money except for (1) the short-term credits from banks referred to in paragraph 3 above and (2) borrowings from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities. Borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made. Outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any subsequent investments are made;

6. Mortgage, pledge or hypothecate any of its assets, except as may be necessary in connection with permissible borrowings mentioned in paragraph 5 above;

7. Purchase the securities of any other investment company, except that the Fund may invest up to 10% of its total assets in such securities through purchases in the open market where to the best information of the Fund no commission or profit to a sponsor or dealer (other than the customary broker's commission) results from such purchase, or except when such purchase is part of a merger, consolidation or acquisition of assets; or

8. Act as an underwriter of securities of other issuers, except that the Fund may acquire restricted or not readily marketable securities under circumstances where, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933. The Fund will not, however, invest more than 10% of the value of its total assets in the aggregate in restricted or not readily marketable securities or in repurchase agreements maturing or terminable in more than seven days.

If a percentage restriction or a rating on investment is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Fund's portfolio securities or a later change in the rating of a portfolio security will not be considered a violation of the Fund's policies or restrictions.

--------------------------------------------------------------------------------
                                       6

--------------------------------------------------------------------------------

4. MANAGEMENT

INVESTMENT ADVISER

The investment adviser to the Fund is Sound Shore Management, Inc., a Delaware corporation with its principal office at 8 Sound Shore Drive, Greenwich, Connecticut 06836. The Adviser was, at May 1, 1998, investment adviser for assets aggregating in excess of $4.5 billion. In addition to the Fund, the Adviser's advisory clients include individuals, pension trusts, profit-sharing trusts and endowments. Most of the accounts which are managed or advised by the Adviser for these clients have investment objectives which may vary only slightly from those of each other and those of the Fund. The Adviser expects to invest assets of such accounts in investments substantially similar to those which constitute the principal investments of the Fund. Such accounts are supervised by officers and employees of the Adviser who may also be acting in similar capacities for the Fund. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Fund.

Pursuant to an Investment Advisory Agreement, the Adviser furnishes a continuous investment program for the Fund's portfolio, makes the day-to-day investment decisions for the Fund, executes the purchase and sale orders for the portfolio transactions of the Fund and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking best execution, the Adviser may consider sales of shares of the Fund as a factor in the selection of brokers to execute portfolio transactions for the Fund. The Adviser provides persons satisfactory to the Board to serve as officers of the Fund. Such officers, as well as certain other employees and directors of the Fund, may be directors, officers, or employees of the Adviser. Messrs. Harry Burn III and T. Gibbs Kane, Jr. may be deemed "controlling persons" of the Adviser on the basis of their ownership of the Adviser's stock.

While the Adviser's full staff contributes to the investment services provided to the Fund, Mr. Kane, President of the Fund and of the Adviser, and Mr. Burn, Chairman of the Fund and of the Adviser, are primarily responsible for the day to day management of the Fund. They have served as portfolio managers for the Fund since its inception.

For the fiscal year ended December 31, 1997, the Adviser, for its services under the Investment Advisory Agreement, received an amount equal to 0.75% of the Fund's average daily net assets.

YEAR 2000. Like other mutual funds, financial and other business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser and other service providers to the Fund do not properly process and calculate date-related information and data from and after January 2000. The Adviser and the administrator are taking steps to address the Year 2000 issue with respect to the computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. Neither the Adviser nor the administrator anticipates that the arrival of the Year 2000 will have a material impact on its ability to continue to provide the Fund with service at current levels.

ADMINISTRATOR

Pursuant to an Administration Agreement dated January 24, 1997, the Administrator for the Fund is Forum Administrative Services, LLC, a Delaware limited liability company with principal offices at Two Portland Square, Portland, Maine 04101 (the "Administrator"). As of May 1, 1998, the Administrator and its affiliates provided management,

--------------------------------------------------------------------------------
                                       7

--------------------------------------------------------------------------------

administrative and distribution services to registered investment companies and collective investment funds with assets of approximately $48 billion.

The Administrator administers all aspects of the Fund's operations subject to the supervision of the Board except as set forth under "Investment Adviser." Because of the services rendered the Fund by the Administrator and the Fund's Adviser, the Fund itself requires no employees other than its officers, none of whom receives compensation from the Fund and all of whom are employed by the Adviser, the Administrator or their affiliates. In connection with its responsibilities as Administrator and in consideration of its administrative fee, the Administrator is responsible for the supervision of the overall management of the Fund (including the Fund's receipt of services for which it must pay), providing the Fund with general office facilities and providing persons satisfactory to the Board of Directors to serve as officers of the Fund.

For the fiscal year ended December 31, 1996, the Fund's previous administrator, Forum Financial Services, Inc. received a fee of 0.10% of the average daily net assets of the Fund. For the fiscal year ended December 31, 1997, the Administrator received a fee of 0.10% of the Fund's average daily net assets.

DISTRIBUTOR

Pursuant to a Distribution Agreement with the Fund, Forum Financial Services, Inc. (the "Distributor"), an affiliate of the Administrator acts as the distributor of the Fund's shares. The Distributor acts as the agent of the Fund in connection with the offering of shares of the Fund. The Distributor receives no compensation for its services under the Distribution Agreement. The Distributor is a registered broker-dealer and investment adviser and is a member of the National Association of Securities Dealers, Inc.

TRANSFER AGENT

Forum Shareholder Services, LLC (the "Transfer Agent"), Two Portland Square, Portland, Maine 04101, a registered transfer agent, acts as the Fund's transfer agent and dividend disbursing agent. The Transfer Agent maintains an account for each shareholder of the Fund (unless such accounts are maintained by sub-transfer agents or processing agents) and performs other transfer agency and related functions.

The Transfer Agent is authorized to subcontract any or all of its functions to one or more qualified sub-transfer agents or processing agents, which may or may not be its affiliates, who agree to comply with the terms of the Transfer Agent's agreement with the Fund. The Transfer Agent may pay those agents for their services, but no such payment will increase the Transfer Agent's compensation from the Fund. The Transfer Agent provides transfer agency services for the Fund for a fee equal to 0.10% of the annual average daily net assets of the Fund.

Under a Fund Accounting Agreement, Forum Accounting Services, LLC, an affiliate of the Transfer Agent, the Distributor and the Administrator, performs portfolio accounting services for the Fund for a fee equal to $60,000 per year.

5. PURCHASES AND REDEMPTIONS OF SHARES

PURCHASE OF SHARES

Shares of the Fund are offered at the next determined net asset value without any sales charge by the Fund as an investment vehicle for individuals, institutions, fiduciaries and retirement plans. Prospectuses, sales material and subscription order forms can be obtained from the Fund at the address listed on the cover of this Prospectus or by calling (800) 551-1980.

--------------------------------------------------------------------------------
                                       8

--------------------------------------------------------------------------------

For each shareholder of record, the Transfer Agent, as the shareholder's agent, establishes an open account to which all shares purchased are credited, together with any dividends and capital gain distributions which are paid in additional shares. See "Dividends and Distributions." Although most shareholders elect not to receive stock certificates, certificates for full shares can be obtained on specific written request to the Transfer Agent. No certificates are issued for fractional shares.

MINIMUM INVESTMENT. There is a $10,000 minimum for an initial investment made directly and a $5,000 minimum initial investment on purchases made through certain broker-dealers. The minimum initial investment for individual retirement accounts is $2,000. There is no minimum for subsequent investments made by check or bank wire and a $50 minimum for subsequent telephone purchases made by electronic funds transfer and for monthly transfers under the Automatic Investment Plan. All purchase payments will be invested in full and fractional shares and the Fund has reserved the right to reject any purchase order.

PURCHASE PROCEDURES

BY MAIL. To purchase shares of the Fund an investor should send a check made payable to "Sound Shore Fund, Inc." and a completed subscription order form to the Transfer Agent at:

     Forum Shareholder Services, LLC
     ATTN: Transfer Agent
     P.O. Box 446
     Portland, Maine 04112

Checks are accepted subject to collection at full face value in United States currency.

BY BANK WIRE. To purchase shares of the Fund using the wire system for transmittal of money among banks, an investor should first telephone the Transfer Agent at (800) 754-8758, to obtain an account number. The investor should then instruct a member commercial bank to wire funds to:

     BankBoston
     Boston, Massachusetts
     ABA # 011000390

     For Credit To:  Forum Shareholder Services, LLC
     Account #: 541-54171
     Ref: Sound Shore Fund, Inc.
     Account of (YOUR NAME)
     Fund Account #: (YOUR ACCOUNT NUMBER)
     SS # or Tax ID #: (YOUR SS # OR TAX ID #)

The investor should then promptly complete and mail the subscription order form. Subsequent purchases can be made by bank wire, as indicated above, by mailing a check to the Transfer Agent at the address listed above or by electronic funds transfer, described immediately below. Each investment in shares of the Fund, including dividends and capital gain distributions reinvested, is acknowledged by a statement showing the number of shares purchased, the net asset value at which the shares were purchased, and the new balance of Fund shares owned.

BY AUTOMATED CLEARING HOUSE ("ACH"). An investor that elects telephone purchase privileges may purchase shares by telephone with payment by ACH, electronically transferring funds from the investor's designated bank account. An investor may purchase additional shares by telephone using ACH for purchases greater than $50. In order to purchase shares by telephone and make payment by ACH, an investor must complete the appropriate sections of the subscription order form. Shareholders who have authorized telephone purchases may effect purchases by telephoning the Transfer Agent at (800) 754-8758.

BY PURCHASING THROUGH YOUR BROKER-DEALER. Shareholder accounts may be maintained through certain broker-dealers. These broker-dealers may make arrangements for their customers to purchase and redeem Fund shares by telephone and

--------------------------------------------------------------------------------
                                       9

--------------------------------------------------------------------------------

some broker-dealers may impose a charge for their services. Alternatively, an investor who has not made his initial purchase through a broker-dealer may purchase and redeem those shares directly through the Transfer Agent without any such charges. The Fund has authorized various brokers to accept on its behalf purchase and redemption orders. These brokers may designate other intermediaries to accept purchase and redemption orders. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, or its authorized designee, accepts the order. An order placed through an authorized broker or its designee will be executed at the Fund's NAV next computed after it is accepted by the broker or its designee.

BY AUTOMATIC INVESTMENT PLAN. Investors may also purchase shares by arranging systematic monthly investments into the Fund with the Fund's Automatic
Investment Plan ("AIP"). The minimum initial investment is $10,000 and the minimum subsequent investment is $50. After investors give the Fund proper authorization, their bank accounts, which must be with banks that are members of Automated Clearing House, will be debited accordingly to purchase shares. Investors will receive a confirmation for every transaction, and a withdrawal will appear on their bank statements.

To participate in the AIP, investors must complete the appropriate sections of the Subscription Order Form or the Automatic Investment Plan Form. These forms may be obtained by calling the Fund's Transfer Agent at (800) 754-8758. The amount investors specify will automatically be invested in shares at the Fund's net asset value per share next determined after payment is received by the Fund.

To change the amount invested, written instructions must be received by the Fund at least seven Business Days in advance of the next transfer. If the bank or bank account number is changed, instructions must be received by the Fund at least 20 Business Days in advance. If there are insufficient funds in the investor's designated bank account to cover the shares purchased using AIP, the investor's bank may charge the investor a fee or may refuse to honor the transfer instruction (in which case no Fund shares will be purchased).

Investors should check with their banks to determine whether they are members of the Automatic Clearing House and whether their banks charge a fee for transferring funds through the Automatic Clearing House. Expenses incurred by the Fund related to AIP are borne by the Fund and therefore there is no direct charge by the Fund to investors for use of these services.

REDEMPTION OF SHARES

Upon receipt by the Transfer Agent of a redemption request in proper form, shares of the Fund will be redeemed at their next determined net asset value.

REDEMPTION PROCEDURES

WRITTEN REQUESTS.  Redemptions may be made by letter to the Transfer Agent at:

     Forum Shareholder Services, LLC
     ATTN: Transfer Agent
     P.O. Box 446
     Portland, Maine 04112

The letter must specify the name of the Fund, the dollar amount or number of shares to be redeemed, and the account number. The letter must be signed in exactly the same way the account is registered (if there is more than one owner of the shares, all must sign). A signature guarantee is required for any written redemption request for an amount greater than $50,000. Signature guarantees are described more fully under "Signature Guarantees" below.

If shares to be redeemed are held in certificate form, the certificates must be enclosed with the letter. Certificates must be properly endorsed and, for protection, shareholders should use registered mail. Further documentation, such as copies of corporate resolutions and instruments of authority,

--------------------------------------------------------------------------------
                                       10

--------------------------------------------------------------------------------

may  be  requested  from  corporations,   administrators,   executors,  personal
representatives, trustees or custodians to evidence the authority of the person or entity making the redemption request.

Redemptions may be made through the broker-dealer through whom you purchased your shares.

BY TELEPHONE. Shareholders who wish to redeem shares by telephone must elect this option by properly completing the appropriate section of their Subscription Order Form. This privilege may not be available until several weeks after a shareholder's application is received. Shares for which certificates have been issued may not be redeemed by telephone.

A shareholder who has elected telephone redemption privileges may make a telephone redemption request by calling the Transfer Agent at (800) 754-8758 and providing the shareholder's account number, the exact name in which the shareholder's shares are registered and the shareholder's social security or taxpayer identification number. In response to the telephone redemption instruction, the Fund will mail a check to the shareholder's record address, or, if a shareholder has provided bank wire or ACH redemption authorization, the Fund will wire or electronically transfer the proceeds to the shareholder's designated bank account. Shareholders must complete the appropriate sections of the Subscription Order Form to authorize receipt of redemption proceeds by bank wire or ACH. Redemptions for amounts less than $5,000 will be made by check or by ACH. Redemptions of $5,000 or more may be made by bank wire.

In an effort to prevent unauthorized or fraudulent redemption requests by telephone, the Transfer Agent will follow reasonable procedures to confirm that such instructions are genuine. If such procedures are followed, neither the Transfer Agent, the Administrator, the Investment Advisor nor the Fund will be liable for any losses due to unauthorized or fraudulent redemption requests.

In times of drastic economic or market changes, it may be difficult to make redemptions by telephone. If a shareholder cannot reach the Transfer Agent by telephone, redemption requests may be mailed or hand-delivered to the Transfer Agent.

SIGNATURE GUARANTEES. A signature guarantee is required for any written request to redeem an amount greater than $50,000 and for any endorsement on a stock certificate. In addition, a signature guarantee is required for instructions to change a shareholder's (1) record name or address, (2) ACH bank or bank account information, (3) Systematic Withdrawal information, (4) dividend election or (5) telephone purchase, redemption or exchange options. Signature guarantees may be provided by a bank, a broker-dealer, a national securities exchange, a credit union, or a savings association that is authorized to guarantee signatures, acceptable to the Fund's transfer agent. Whenever a signature guarantee is required, each person required to sign for the account must have his signature guaranteed. Signature guarantees by notaries public are not acceptable.

SYSTEMATIC WITHDRAWAL PLAN. Any shareholder who owns shares of the Fund with an aggregate value of $10,000 or more may establish a Systematic Withdrawal Plan under which the shareholder offers to sell to the Fund at net asset value the number of full and fractional shares which will produce the monthly or quarterly payments specified (minimum $100.00 per payment). Depending on the amounts withdrawn, systematic withdrawals may deplete the investor's principal. Investors contemplating participation in this Plan should consult their tax advisers.

Shareholders wishing to utilize this Plan may do so by completing an application which may be obtained by writing or calling the Transfer Agent at (800) 754-8758. No additional charge to the shareholder is made for this service.

--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------

OTHER REDEMPTION INFORMATION. The proceeds of a redemption may be more or less than the amount invested and, therefore, a redemption may result in a gain or loss for Federal income tax purposes. Checks for redemption proceeds normally will be mailed, and bank wire or ACH redemption payments will normally be made, within seven days, but will not be mailed until all checks (including a certified or cashier's check) in payment for the purchase of the shares to be redeemed have been cleared, currently considered by the Fund to occur 15 days after investment. Unless other instructions are given, a check for the proceeds of a redemption will be sent to the shareholder's address of record.

The Fund may suspend the right of redemption during any period when (1) trading on the New York Stock Exchange is restricted or the Exchange is closed, other than customary weekend and holiday closings, (2) the SEC has by order permitted such suspension or (3) an emergency, as defined by rules of the SEC, exists making disposal of portfolio investments or determination of the value of the net assets of the Fund not reasonably practicable.

To be in a position to eliminate excessive expenses, the Fund reserves the right to redeem upon not less than 30 days' notice all shares of the Fund in an account (other than an IRA) which has a value below $1,000. However, a shareholder will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

Proceeds of redemptions normally are paid by check, electronic transfer or bank wire. However, payments may be made wholly or partially in portfolio securities if the Board determines that payment in cash would be detrimental to the best interests of the Fund. The Fund has filed a formal election with the SEC pursuant to which the Fund will only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period.

RETIREMENT PLANS

The fund may be a suitable investment vehicle for part or all of the assets held in Traditional or Roth individual retirement accounts (collectively "IRAs"). An IRA account application form may be obtained by contacting the Trust at (800) 551-1980. Generally, all contributions and investment earnings in an IRA will be tax-deferred until withdrawn. In the case of a Roth IRA, if certain requirements are met, investment earnings will not be taxed even when withdrawn. Individuals may make IRA contributions of up to a maximum of $2,000 annually. Only contributions to Traditional IRAs may be tax-deductible. However, the deduction will be reduced if the individual or, in the case of a married individual, either the individual or the individual's spouse is an active participant in an employer-sponsored retirement plan and has adjusted gross income above certain levels. The ability of an individual to make contributions to a Roth IRA is restricted if the individual (or, in some cases, a married couple) has adjusted gross income above certain levels.

The foregoing discussion regarding IRAs is based on regulations in effect as of January 1, 1998 and summarizes only some of the important federal tax considerations generally affecting IRA contributions made by individuals or their employers. It is not intended as a substitute for tax planning. Investors should consult their tax advisors with respect to their specific tax situations as well as with respect to state and local taxes.

EXCHANGE PRIVILEGES

OTHER FUNDS. Shareholders of the Fund are entitled to exchange their shares for shares of certain other investment companies managed by the Administrator which participate in the exchange privilege program. Currently, the exchange privilege program has been established between the Fund and Investors Bond Fund, TaxSaver Bond Fund and Daily Assets Government Fund (a money market fund), each a separate series of

--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------

Forum Funds. Shareholders interested in exchanging their shares should obtain a copy of those funds' prospectuses by writing the Transfer Agent or calling the Transfer Agent at (800) 754-8758. These funds currently impose no exchange fee or sales charge on Fund shareholders who exchange into them.

EXCHANGE PROCEDURES. Instructions for exchanges may be made in writing to Transfer Agent at the address listed above. The minimum amount necessary to open an account in the Fund through an exchange from another fund is $2,500.
Exchanges may only be made between identically registered accounts. A new account application is required to open a new account through an exchange only if different shareholder privileges are requested for the new account. The Fund reserves the right to reject any exchange request and may modify or terminate the exchange privilege at any time. There is no charge for the exchange privilege or limitation as to frequency of exchanges.

An exchange of shares in the Fund pursuant to the exchange privilege is, in effect, a redemption of Fund shares (at net asset value) followed by the purchase of shares of the investment company into which the exchange is made (at net asset value) and may result in a shareholder realizing a taxable gain or loss for Federal income tax purposes. The exchange privilege is available to shareholders residing in any state in which the investment company shares being acquired may legally be sold.

TELEPHONE EXCHANGES. Shareholders who have elected telephone exchange privileges may effect an exchange by telephoning the Transfer Agent at (800) 754-8758. The Fund and the Transfer Agent will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including recording telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. Shareholders should verify the accuracy of telephone instructions immediately upon receipt of confirmation statements.

6. DIVIDENDS AND TAX MATTERS

DIVIDENDS AND DISTRIBUTIONS

Each dividend and capital gain distribution, if any, declared by the Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of common stock of the Fund having an aggregate net asset value as of the payment date of such dividend or distribution equal to the cash amount of such dividend or distribution. Election to receive dividends and distributions in cash or shares is made at the time shares are subscribed for and may be changed by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution. If the shareholder makes no election the Fund will make all distributions in shares. There is no sales or other charge in connection with the reinvestment of dividends and capital gain distributions.

While it is the intention of the Fund to distribute to its shareholders substantially all of each fiscal year's net income (on a semi-annual basis) and net realized capital gain, if any (on an annual basis), the amount and time of any such distribution must necessarily depend upon the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or distribute any capital gains.

Reports containing appropriate information with respect to the Federal income tax status of dividends and distributions paid during the year by the Fund will be mailed to shareholders shortly after the close of each year.

TAXES

The Fund has qualified and intends to continue to qualify for tax treatment as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. Qualification as a regulated investment company relieves the Fund of Federal

--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------

income tax on that part of its net ordinary income and net realized capital gain which it pays out to its shareholders. Dividends out of net ordinary income and distributions of net short-term capital gains are taxable to the recipient shareholders as ordinary income. In the case of corporate shareholders, such distributions are eligible for the dividends-received deduction, to the extent that such dividends and distributions are derived from qualifying dividends received by the Fund from domestic corporations. A corporation's dividends-received deduction will be disallowed unless the corporation holds shares in the Fund more than 46 days. Furthermore, a corporation's dividends-received deduction will be disallowed to the extent a corporation's investment in shares of the Fund is financed with indebtedness.

The excess of net long-term capital gain over net short-term capital loss realized and distributed by the Fund to its shareholders as capital gain distributions are taxable to the shareholders as long-term capital gain, irrespective of the length of time a shareholder may have held his stock. Such long-term capital gain distributions are not eligible for the dividends-received deduction referred to above. If a shareholder held shares less than six months and during that period received a distribution taxable to such shareholder as long-term capital gain, any loss realized on the sale of such shares during such six month period would be a long-term loss to the extent of such distribution.

Any dividend or distribution received by a shareholder on shares of the Fund shortly after the purchase of the shares by him will have the effect of reducing the net asset value of the shares by the amount of the dividend or distribution. Furthermore, such dividend or distribution, although in effect a return of capital, is subject to applicable taxes to the extent that the investor is subject to such taxes regardless of the length of time he may have held his stock.

Dividends and distributions declared by the Fund may be subject to state and local taxes. Prior to investing in shares of the Fund a prospective shareholder may wish to consult his tax adviser concerning the Federal, state and local tax consequences of such an investment.

The Fund is required by Federal law to withhold 31% of reportable payments (which may include dividends, capital gains distributions and redemptions) paid to shareholders who have not complied with IRS regulations. In connection with this withholding requirement, a shareholder will be asked to certify on his application that the social security or tax identification number provided is correct and that the shareholder is not subject to backup withholding for previous under reporting to the IRS.

7. OTHER INFORMATION

DETERMINATION OF NET ASSET VALUE

The Fund determines the net asset value per share of the Fund on each Fund Business Day as of 4:00 p.m., New York City time. Fund Business Day for this purpose means weekdays (Monday through Friday) except days when the New York Stock Exchange is closed. Fund Business Day does not include New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. Net asset value per share is determined by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities) by the number of shares outstanding at the time the determination is made. Purchases and redemptions will be effected at the time of determination of net asset value next following the receipt of any purchase or redemption order. See "Purchase of Shares" and "Redemption of Shares."

Portfolio securities for which market quotations are readily available are valued at market value. All other investment assets of the Fund are valued in such manner as the Board of Directors of the Fund in good faith deems appropriate to reflect their fair value.

--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------

DESCRIPTION OF COMMON STOCK

The Fund was incorporated in Maryland on February 19, 1985. The authorized capital stock of the Fund consists of one hundred million shares of common stock having a par value of one-tenth of one cent ($.001) per share. Each share has equal dividend, distribution, liquidation and voting rights. There are no conversion or preemptive rights in connection with any shares of the Fund. All shares when issued in accordance with the terms of the offering will be fully paid and non-assessable.

PERFORMANCE

From time to time the Fund may distribute sales literature or publish advertisements containing "total return" quotations for the Fund. Such sales literature or advertisements will disclose the Fund's average annual compounded total return for recent one-, five-, and ten-year periods. The Fund's total return for each period is computed, through use of a formula prescribed by the SEC, by finding the average annual compounded rates of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purposes of computing total return, income dividends and capital gain distributions paid on shares of the Fund are assumed to have been reinvested when received.

The Fund's advertisements may reference ratings and rankings among similar funds by independent evaluators such as Morningstar, Value Line, Lipper Analytical Services, Inc. or CDA/Wiesenberger. In addition, the performance of the Fund may be compared to recognized indices of market performance. The comparative material found in the Fund's advertisements, sales literature or reports to shareholders may contain performance ratings. These are not to be considered representative or indicative of future performance.

CUSTODIAN

BANKBOSTON, N.A. in Boston, Massachusetts, is custodian for the Fund's cash and securities.

INFORMATION FOR SHAREHOLDERS

All shareholder inquiries regarding administrative procedures should be directed to Sound Shore Fund, Inc., Two Portland Square, Portland, Maine 04101, (800) 551-1980. The Fund sends to all its shareholders semi-annual unaudited and annual audited reports, including a list of investment securities held.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE STATEMENT OF ADDITIONAL INFORMATION AND THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFERING OF THE FUND'S SHARES, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.


--------------------------------------------------------------------------------
                                       15

                    TABLE OF CONTENTS
---------------------------------------------------------

1.   PROSPECTUS SUMMARY................................ 2
       Highlights of the Fund.......................... 2
       Expenses of Investing in the Fund............... 3
2.   FINANCIAL HIGHLIGHTS.............................. 4
3.   INVESTMENT OBJECTIVE,
     POLICIES AND RESTRICTIONS......................... 5
       Investment Objective and Policies............... 5
       Investment Restrictions......................... 6
4.   MANAGEMENT........................................ 7
       Investment Adviser.............................. 7
       Administrator................................... 7
       Distributor..................................... 8
       Transfer Agent.................................. 8
5.   PURCHASES AND REDEMPTIONS
     OF SHARES......................................... 8
       Purchase of Shares.............................. 8
       Redemption of Shares............................10
       Retirement Plans................................12
       Exchange Privileges.............................12
6.   DIVIDENDS AND TAX MATTERS.........................13
       Dividends and Distributions.....................13
       Taxes...........................................13
7.   OTHER INFORMATION.................................14







SOUND
SHORE
FUND



PROSPECTUS
MAY 1, 1998

Sound Shore Fund, Inc.
Two Portland Square
Portland, Maine 04101

                             SOUND SHORE FUND, INC.
                               TWO PORTLAND SQUARE
                              PORTLAND, MAINE 04101





                       STATEMENT OF ADDITIONAL INFORMATION
                                   MAY 1, 1998


Sound Shore Fund, Inc. (the "Fund") is a no-load, open-end, diversified, management investment company. The Fund's investment objective is to seek growth of capital and investments will be made based upon their potential for capital growth. Therefore, current income, while considered important, will be secondary to the objective of capital growth.

This Statement of Additional Information is not a Prospectus and is authorized for distribution only when preceded or accompanied by the Fund's prospectus dated May 1, 1998 (the "Prospectus"). This Statement of Additional Information contains additional and more detailed information than that set forth in the Prospectus and should be read only in conjunction with the Prospectus, additional copies of which may be obtained without charge by writing the Fund at the address set forth above or by calling the Fund at (800) 551-1980.









                                TABLE OF CONTENTS
Investment Policies................................   2     Redemption of Shares...............................   9
Special Investment Methods.........................   2     Description of Common Stock........................   9
Investment Restrictions............................   3     Performance........................................  10
Management ........................................   3     Net Asset Value....................................  11
Expenses...........................................   8     Counsel and Auditors...............................  11
Portfolio Transactions                                      Financial Statements...............................  11
  and Brokerage....................................   8

INVESTMENT POLICIES

The Fund expects that for most periods, a substantial portion, if not all, of its assets will be invested in a diversified portfolio of common stocks judged by Sound Shore Management, Inc. (the "Adviser") to have favorable value to price characteristics. The Fund may also invest in US government or government agency obligations, investment grade corporate bonds, preferred stocks, convertible securities, and/or short-term money market instruments when deemed appropriate by the Adviser. The investment policies of the Fund set forth above, and under "Special Investment Methods" below, may be changed or altered by the Board of Directors of the Fund (the "Board").

SPECIAL INVESTMENT METHODS

WARRANTS

The Fund may invest in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Investments in warrants involve certain additional risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the underlying security to reach a level at which the warrant can be prudently exercised (in which case the warrant may expire without being exercised, resulting in the loss of the Fund's entire investment therein). The Fund will not invest in warrants if (i) more than 5% of the Fund's total assets would be invested in warrants or (ii) more than 2% of the value of the Fund's total assets would be invested in warrants not listed on the New York Stock Exchange or the American Stock Exchange.

REPURCHASE AGREEMENTS

The Fund may invest in repurchase agreements with major dealers in US Government securities and member banks of the Federal Reserve System which are selected by the Adviser in accordance with procedures approved by the Board. A repurchase agreement is an instrument under which the purchaser (I.E., the Fund) acquires a debt security and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. The underlying securities are ordinarily US Treasury or other government obligations or high quality money market instruments and the Fund will monitor and require that the value of such underlying securities always equal or exceed the amount of the repurchase obligations of the borrower. While the maturities of the underlying securities in repurchase agreement transactions may be more than one year, the term of each repurchase agreement will always be less than one year. The Fund's risk is limited to the ability of the seller to pay the agreed upon amount on the delivery date. If the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay; in such event, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the seller becomes bankrupt, the Fund might be delayed in selling the collateral. Under the Investment Company Act of 1940 ("1940 Act"), repurchase agreements are considered loans. The Fund is not, however, restricted from investing in repurchase agreements under investment restriction number 4 listed in the Prospectus. Repurchase agreements usually are for short periods, such as one week or less, but could be longer. The Fund will not enter into repurchase agreements of a duration of more than one week if, taken together with illiquid securities and other securities for which there are no readily available quotations, more than 10% of its total assets would be so invested.

INVESTMENT RESTRICTIONS

The Fund has adopted the following investment restrictions which are in addition to those described in the Prospectus. Under the following restrictions, which may not be changed without the approval of the Fund's stockholders, the Fund may not:

1. Purchase or otherwise acquire interests in real estate, real estate mortgage loans or interests in oil, gas or other mineral exploration or development programs;

2. Sell securities short or invest in puts, calls, straddles, spreads or combinations thereof;

3.   Purchase or acquire commodities or commodity contracts;

4. Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with any permitted borrowing;

5. Participate on a joint, or a joint and several, basis in any securities trading account; or

6.   Invest in companies for the purpose of exercising control.

The Fund has adopted the following nonfundamental investment restrictions, which may be changed without the approval of the Fund's stockholders. The Fund may not:

a.   Invest in any oil, gas or other mineral lease.

b. Invest in the securities of other investment companies except to the extent permitted by the 1940 Act.

MANAGEMENT

DIRECTORS AND OFFICERS

The directors and executive officers of the Fund, and their principal occupations for the past five years, are listed below. Directors deemed to be "interested persons" of the Fund for purposes of the 1940 Act are indicated by an asterisk.

DR. D. KENNETH BAKER (74), Director, is a physicist and is the retired President of Harvey Mudd College. He is a trustee of the College and serves as a consultant to several foundations. His address is 3088 Fairway Woods, Carolina Trace, Sanford, North Carolina 27330.

HARRY BURN, III, M.B.A.* (54), Chairman and Director, is Chairman and Director of Sound Shore Management, Inc. with which he has been associated since 1978. He is a Chartered Financial Analyst. His address is that of the Adviser.

CHARLES J. HEDLUND (80), Director, is currently a member of the Board of Trustees of the American University in Cairo and a member of the Board of Trustees of Conservation International of Washington, D.C. Mr. Hedlund was previously Vice President, Exxon Corporation until 1980. His address is Country Club of Florida, 58 Country Road South, Village of Golf, Florida 33436.

T. GIBBS KANE, JR.* (50), President and Director, is President and Director of Sound Shore Management, Inc. with which he has been associated since 1977. He is a Chartered Financial Analyst. His address is that of the Adviser.

JOHN L. LESHER (64), Director, is President of Resource Evaluation, Inc. from March 1994. He is also a member of the board of Resource Evaluation, Ltd. as well as First Industrial Real Estate Trust. Previously, he was Managing Director of Korn Ferry International from 1989 to 1993. His address is 500 Mamaroneck Avenue, Harrison, New York 10528.

JOHN J. MCCLOY II (60), Director, is Director of Noise Cancellation Technologies, Inc., Passenger Express, and EPT Technologies and Geo History, and is a Trustee of the American University in Cairo. His address is 313 Stanwich Road, Greenwich, Connecticut 06830.

WALTER R. NELSON (65), Director, has been a Director of the Fund since 1994. Mr. Nelson is President of W.R. Nelson & Company, a private investment firm and is the founder and former President of Nelson Publications, an information provider to the financial services and investment industry. His address is 60 Kirby Lane, Rye, New York 10580.

JOHN Y. KEFFER (55),  Vice  President,  has been President and Director of Forum
Financial Services, Inc. for more than five years. He is also the sole shareholder (directly and indirectly) and Director of Forum Financial Group, LLC, which owns (directly or indirectly) Forum Administrative Services, LLC, Forum Shareholder Services, LLC and Forum Investment Advisors, LLC (a registered investment adviser). Mr. Keffer is also an officer, director or trustee of various funds managed and distributed by Forum Financial Services, Inc. and Forum Administrative Services LLC. His address is Two Portland Square, Portland, Maine 04101.

SARA M. MORRIS (34), Treasurer, is a Managing Director, Forum Financial Services, Inc., with which she has been associated since 1994. Prior thereto, from 1991 to 1994, Ms. Morris was Controller of Wright Express Corporation (a national credit card company) and for six years prior thereto was employed at Deloitte & Touche LLP as an accountant. Ms. Morris is also an officer of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. Her address is Two Portland Square, Portland, Maine 04101.

PAMELA J. WHEATON (38), Assistant Treasurer, is a Manager of the Tax and Compliance Group, Forum Financial Services, Inc., with which she has been associated since 1989. Ms. Wheaton is also an officer of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. Her address is Two Portland Square, Portland, Maine 04101.

SHANNA S. SULLIVAN (52), Secretary, is Vice President, Treasurer, Secretary and Director of Sound Shore Management, Inc. with which she has been associated since 1979. Her address is that of the Adviser.

ELLEN S. SMOLLER (39), Assistant Secretary, is an equity trader at Sound Shore Management, Inc., with which she has been associated since 1984. Her address is that of the Adviser.

MAX BERUEFFY (46), Assistant Secretary, is Managing Director and Counsel, Forum Financial Services, Inc., with which he has been associated since 1994. Prior thereto, Mr. Berueffy was on the staff of the U.S. Securities and Exchange Commission for seven years, first in the appellate branch of the Office of the General Counsel, then as a counsel to Commissioner Grundfest and finally as a senior special counsel in the Division of Investment Management. Mr. Berueffy is also an officer of various registered investment companies for which Forum
Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine 04101.

STEPHEN J. BARRETT (29), Assistant Secretary, is Manager of Client Services, Forum Financial Services, Inc., with which he has been associated since September 1996. Prior to joining Forum, Mr. Barrett spent two and a half years at Fidelity Investments where he served as a Senior Product Manager. Prior to that, he was a Securities Analyst for two and a half years with Bingham, Dana & Gould in Boston, Massachusetts. Mr. Barrett also is an officer of various registered investment companies for which Forum Financial

Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine 04101.

The following table provides the fees paid to each Director of the Fund for the fiscal year ended December 31, 1997. Mssrs. Burn and Kane are not compensated as Directors of the Fund.


Name of Person, Position        Aggregate            Pension or            Estimated Annual     Total Compensation
                                Compensation From    Retirement Benefits   Benefits Upon        From Fund Paid To
                                Fund                 Accrued As Part of    Retirement           Directors
                                                     Fund Expenses
------------------------------- -------------------- --------------------- -------------------- ---------------------
Dr. D. Kenneth Baker
Director                                  $5,500.00                 $0.00                $0.00             $5,500.00

Charles J. Hedlund
Director                                  $6,000.00                 $0.00                $0.00             $6,000.00
John L. Lesher
Director                                  $5,500.00                 $0.00                $0.00             $5,500.00
John J. McCloy II
Director                                  $5,000.00                 $0.00                $0.00             $5,000.00
Walter R. Nelson
Director                                  $5,000.00                 $0.00                $0.00             $5,000.00



ADVISER

The investment adviser to the Fund is Sound Shore Management, Inc., a Delaware corporation with principal offices located at 8 Sound Shore Drive, Greenwich, Connecticut 06836. The Adviser was, at May 1, 1998, investment adviser for assets aggregating in excess of $4.5 billion. In addition to the Fund, the Adviser's advisory clients include individuals, pension trusts, profit-sharing trusts and endowments. Most of the accounts which are managed or advised by the Adviser for these clients have investment objectives which may vary only slightly from those of each other and those of the Fund. The Adviser invests assets of such accounts in investments substantially similar to, those which constitute the principal investments of the Fund. Such accounts are supervised by officers and employees of the Adviser who may also be acting in similar capacities for the Fund. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Fund. When two or more of the clients of the Adviser (including the Fund) are purchasing the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

Pursuant to an Investment Advisory Agreement, the Adviser furnishes a continuous investment program for the Fund's portfolio, makes the day-to-day investment decisions for the Fund, executes the purchase and sale orders for the portfolio transactions of the Fund and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board.

The Adviser provides persons satisfactory to the Board to serve as officers of the Fund. Such officers, as well as certain other employees and directors of the Fund, may be directors, officers or employees of the Adviser. Messrs. Burn and Kane, who are officers and/or directors of the Fund and officers and/or directors of the Adviser, may be deemed "controlling persons" of the Adviser on the basis of their ownership of the Adviser's stock.

As compensation for the services rendered and related expenses borne by the Adviser under the Investment Advisory Agreement, the Fund pays the Adviser a fee, computed daily and payable monthly, equal to 0.75% per annum of the Fund's average daily net assets. The Adviser is obligated to reimburse the Fund in the event certain of the Fund's expenses exceed certain prescribed limits. See "Expenses." For the fiscal years ended December 31, 1995, December 31, 1996 and December 31, 1997, the fees under the Investment Advisory Agreement were $485,139, $614,941 and $5,000,341, respectively.

The Investment Advisory Agreement was approved on April 3, 1985 by the Board, including a majority of the directors who are not interested persons (as defined in the 1940 Act) of the Fund or the Adviser and by the sole stockholder of the Fund on May 2, 1985. The Investment Advisory Agreement was also approved by the Fund's public stockholders at an annual meeting held on July 22, 1986. The Investment Advisory Agreement will continue in effect from year to year, provided that continuance is specifically approved annually by the Board or by vote of the stockholders, and in either case by a majority of the directors who are not parties to the Investment Advisory Agreement or interested persons of any such party, by vote cast in person at a meeting called for that purpose.

The Investment Advisory Agreement is terminable without penalty by the Fund on sixty days' written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of the Board, or by the Adviser on sixty days' written notice, and will automatically terminate in the event of its assignment. The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

ADMINISTRATOR AND DISTRIBUTOR

Pursuant to an Administration Agreement effective January 24, 1997, the administrator of the Fund is Forum Administrative Services, LLC, a Delaware limited liability company with principal offices at Two Portland Square, Portland, Maine 04101 ("FAS").

As administrator, FAS administers all aspects of the Fund's operations subject to the supervision of the Board except as set forth under "Adviser." Because of the services rendered the Fund by FAS and the Adviser, the Fund itself requires no employees other than its officers, none of whom receives compensation from the Fund and all of whom are employed by the Adviser or FAS. In connection with its responsibilities as administrator and in consideration of its administrative fee, FAS supervises the overall administration of the Fund (which includes, among other responsibilities, monitoring of performance and billing of the transfer agent and custodian and arranging for maintenance of books and records of the Fund), and provides the Fund with general office facilities pursuant to an Administration Agreement with the Fund. The Administration Agreement provides for an initial term of twelve months from its effective date with respect to a Fund and for its automatic renewal each year thereafter for an additional term of one year.

At the request of the Board, FAS provides persons satisfactory to the Board to serve as officers of the Fund. Those officers, as well as certain other employees and Directors of the Fund, may be directors, officers or employees of FAS, the Adviser or their affiliates.

For its services under the Administration Agreement, FAS receives with respect to the Fund an annual fee, computed daily and payable monthly, equal to 0.10% of the average daily net assets of the Fund. FAS is obligated to reimburse the Fund in the event certain of the Fund's exceed certain prescribed limits. See "Expenses." For the fiscal years ended December 31, 1996 and December 31, 1997, the Fund's former administrator, Forum Financial Services, Inc. received a fee under the then existing Administration Agreement of 0.10%.

Prior to January 1, 1996, the controlling Administration Agreement with Forum Financial Services, Inc. provided for fees of 0.25% of the Fund's average daily net assets for administration as well as portfolio accounting services. For the fiscal year ended December 31, 1995, the fee under the then existing Administration Agreement was $161,713. For the fiscal years ended December 31, 1996 and December 31, 1997, the fees payable to FAS were $81,993 and $666,712, respectively. For the fiscal year ended

December 31, 1997, FAS waived fees in the amount of $114,906. Under both the new Administration Agreement, effective January 24, 1997, and the prior Administration Agreement in effect on January 1, 1996, pursuant to which the administrator receives a fee of 0.10%, the administrator is not responsible for providing portfolio accounting services.

Forum Financial Services, Inc. ("FFSI") acts as distributor of the Fund's shares pursuant to a Distribution Agreement. Under the Distribution Agreement, FFSI offers shares of the Fund on a best efforts basis. FFSI does not receive any fee for its services under the Distribution Agreement. FFSI is a registered broker-dealer and investment adviser and is a member of the National Association of Securities Dealers, Inc. As of the date hereof, FAS and FFSI are controlled (directly or indirectly) by John Y. Keffer, Vice President of the Fund. As of May 1, 1998, FAS and FFSI provided management, administrative and distribution services to registered investment companies and collective investment funds with assets of approximately $48 billion.

The Administration Agreement and the Distribution Agreement are terminable by either party on sixty days' written notice to the other. Each agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of FAS or FFSI, respectively, or of reckless disregard of its obligations thereunder, FAS and FFSI shall not be liable for any action or failure to act in accordance with its duties thereunder.

TRANSFER AGENT

Forum Shareholder Services, LLC (the "Transfer Agent") acts as transfer agent and dividend disbursing agent of the Fund pursuant to a Transfer Agency Agreement. Among the responsibilities of the Transfer Agent as agent for the Fund are: answering customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares of the Funds may be effected and certain other matters pertaining to the Fund; assisting shareholders in initiating and changing account designations and addresses; furnishing periodic statements and confirmations of purchases and redemptions; and providing such other related services as the Fund or a shareholder may reasonably request.

For the fiscal years ended December 31, 1995, December 31, 1996 and December 31, 1997, fees paid by the Fund and received by the Transfer Agent were $12,000, $74,231 and $512,034, respectively.

PORTFOLIO ACCOUNTING

Forum Accounting Services LLC ("Fund Accountant"), an affiliate of Forum, performs portfolio accounting services for the Fund pursuant to a Fund Accounting Agreement. The Fund Accounting Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board or by a vote of the shareholders of the Fund and in either case by a majority of the Directors who are not parties to the Fund Accounting Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Fund Accounting Agreement.

Under its agreement, the Fund Accountant prepares and maintains books and records of the Fund that are required to be maintained under the 1940 Act, calculates the net asset value per share of the Fund and dividends and capital gain distributions and prepares periodic reports to shareholders and the SEC. The Fund Accountant is required to use its best judgment and efforts in rendering fund accounting services and is not liable to the Fund for any action or inaction in the absence of bad faith, willful misconduct or gross negligence. The Fund Accountant is not responsible or liable for any failure or delay in performance of its fund accounting obligations arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control and the Fund has agreed to indemnify and hold harmless the Fund, its employees, agents, officers and Directors against and from any and all claims, judgments, losses, charges (including attorneys' fees) and other reasonable expenses arising out of or in any way related to the Fund Accountant's actions taken or failures to act with respect to a Fund or based, if applicable, upon information, instructions or requests with respect to a Fund given or made to the Fund Accountant by a duly authorized officer of the Fund. This indemnification does not apply to the Fund Accountant's actions or failures to act in cases of the Fund Accountant's own bad faith, willful misconduct or gross negligence.

The Fund Accounting Agreement became effective on January 1, 1996. Prior thereto, FFSI was responsible for performing fund accounting services pursuant to the then-existing Administration Agreement with the Fund, which had provisions identical in all material respects to the Fund Accounting Agreement. For the fiscal years ended December 31, 1996 and December 31, 1997, the Fund paid fees in the amount of $61,494 and $500,034, respectively, to the Fund Accountant.

EXPENSES

Except as set forth above under "Adviser" and "Administrator and Distributor," the Fund is responsible for the payment of its expenses. Without limitation, such expenses include the fees payable to the Adviser and Administrator; the organizational expenses payable to the Adviser; any brokerage fees and commissions; taxes; interest; the cost of any liability insurance or fidelity bonds; legal and auditing fees and expenses; the fees and certain expenses of the Fund's custodian and transfer and dividend disbursing agent; the fees of any trade association of which the Fund is a member; the expenses of printing and mailing reports and notices to the Fund's stockholders; filing fees for the registration or qualification of Fund shares under federal or state securities laws; the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC; the costs of registering the Fund as a broker or dealer; the costs of qualifying the Fund's shares under state securities laws; the expenses of servicing stockholders and stockholder accounts; and any extraordinary expenses incurred by the Fund.

The Investment Advisory Agreement and the Administration Agreement include provisions allowing the Adviser and Forum, respectively, to defray the cost of, or compensate other persons, including banks, broker-dealers and other organizations whose customers or clients are Fund stockholders, for providing stockholder servicing and related administrative and accounting functions on behalf of the Fund. Under such agreements, the Adviser and Forum may also compensate the foregoing persons and organizations for providing assistance in distributing the Fund's shares. Such agreements further contemplate that the Adviser and Forum may arrange to compensate sales personnel and to pay for the preparation and printing of brochures and other promotional materials, mailings to prospective stockholders, advertising and other activities in connection with the distribution of the Fund's shares.

The Adviser and Forum have each agreed that if in any fiscal year the sum of the Fund's expenses exceeds the limits set by applicable regulations of state securities commissions, the amounts payable by the Fund to the Adviser for the advisory fee and to Forum for the administration fee for that year shall each be reduced by 75% and 25%, respectively, of the amount of such excess. However, if the excess should be greater than the amounts payable to the Adviser and Forum in that year, the Adviser and Forum shall each pay to the Fund 75% and 25%, respectively, of the difference between such excess and the fees of the Adviser and Administrator for that year. For the purpose of this calculation, expenses shall include the fees payable to the Adviser and Forum and the amortization of organization expenses paid to the Adviser, but shall exclude taxes, interest, brokerage and extraordinary expenses.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Brokerage commissions on United States securities exchanges are subject to negotiation between the Adviser and the broker.

In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

In placing orders for portfolio securities of the Fund, the Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. Within the framework of this policy, the Adviser will consider the research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of the Fund or the Adviser's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Adviser in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, and the services furnished by such brokers may be used by the Adviser in providing investment management for the Fund. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in light of generally prevailing rates. The Adviser's policy is to pay higher commissions to brokers for particular transactions than might be charged if a different broker had been selected on occasions when, in the Adviser's opinion, this policy furthers the objective of obtaining the most favorable price and execution. In addition, the Adviser is authorized to pay higher commissions on brokerage transactions for the Fund to brokers in order to secure research and investment services described above, subject to review by the Board from time to time as to the extent and continuation of the practice. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board.

During the fiscal years December 31, 1995, December 31, 1996 and December 31, 1997, the Fund paid a total of $145,962, $264,939 and $2,392,468, respectively, in brokerage commissions with respect to portfolio transactions aggregating $63,613,535, $86,699,731 and $1,383,395,176, respectively. Such transactions were placed with brokers or dealers who provide research and investment services.

REDEMPTION OF SHARES

Payment of the redemption price for shares redeemed may be made either in cash or in portfolio securities (selected in the discretion of the Board and taken at their value used in determining the Funds net asset value per share as described under "Net Asset Value"), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the Board believes that economic conditions exist which would make such a practice detrimental to the best interests of the Fund. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. The Fund will not distribute in kind portfolio securities that are not readily marketable. The Fund has filed a formal election with the SEC pursuant to which the Fund will only effect a redemption in portfolio securities where the particular stockholder of record is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period. In the opinion of the Fund's management, however, the amount of a redemption request would have to be significantly greater than $250,000 or 1% of total net assets before a redemption wholly or partly in portfolio securities would be made.

DESCRIPTION OF COMMON STOCK

As of March 31, 1998, the amount of shares owned by all officers and directors of the Fund, as a group, was less than 1% of the Fund's outstanding shares. Set forth below is certain information as to persons who owned 5% or more of the Fund's outstanding common stock as of March 31, 1998:

                                                                                              Nature
Name and Address                                                  % of Shares              of Ownership
----------------                                                  -----------              ------------
Charles Schwab & Co., Inc.                                          48.75%                  Beneficial
101 Montgomery Street
San Francisco, California
94104

National Financial Services Corp.                                   22.40%                  Beneficial
P.O. Box 3908
Church Street Station
New York, New York
10008-3908

PERFORMANCE

From time to time the Fund may distribute sales literature or publish advertisements containing "total return" quotations for the Fund. Such sales literature or advertisements will disclose the Fund's average annual compounded total return for the most recent 12-month, 5-year and 10-year periods. The Fund's total return for each period is computed, through use of a formula prescribed by the SEC, by finding the average annual compounded rates of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when received.

The Fund's total return for the fiscal year ended December 31, 1997 was 36.40%. The Fund's average annual total returns for the 5 year and 10 year periods ended December 31, 1997 were 21.52% and 18.84%, respectively.

The Fund's total return is not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in the Fund's portfolio and the Fund's expenses. Total return information is useful in reviewing the Fund's performance but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed return for a stated period of time. An investor's principal invested in the Fund is not fixed and will fluctuate in response to prevailing market conditions.

In performance advertising, the Fund may compare any of its performance information with data published by independent evaluators such as Morningstar, Lipper Analytical Services, Inc., CDA/Wiesenberger or other companies which track the investment performance of investment companies ("Fund Tracking Companies"). The Fund may also compare any of its performance information with the performance of recognized stock, bond and other indexes, including but not limited to the Standard & Poor's 500 Index, the Standard & Poor's 100 Index, the Dow Jones Industrial Average, the Salomon Brothers Bond Index, the Shearson Lehman Bond Index, US Treasury bonds, bills or notes and changes in the Consumer Price Index as published by the US Department of Commerce. The Fund may refer to general market performances over past time periods. The Fund may also refer in such materials to mutual fund performance rankings and other data published by Fund Tracking Companies. Performance advertising may also refer to discussions of the Fund and comparative mutual fund data and ratings reported in independent periodicals, such as newspapers and financial magazines.

NET ASSET VALUE

The Fund does not determine its net asset value per share on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

For purposes of determining the Fund's net asset value per share, readily marketable portfolio securities listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices are quoted on such day, then the security is valued by such method as the Board shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the New York Stock Exchange but listed on other national securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") National List are valued in like manner. Portfolio securities traded on more than one national securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Adviser to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable sources as the Board of Directors deems appropriate to reflect their fair market value.

United States government obligations and other debt instruments having sixty days or less remaining until maturity are stated at amortized cost. All other investment assets, including restricted and not readily marketable securities, are valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.

COUNSEL AND AUDITORS

Legal matters in connection with the issuance of shares of stock of the Fund are passed upon by Messrs. Dechert Price & Rhoads, 30 Rockefeller Plaza, New York, New York 10112. Dechert Price & Rhoads has relied upon the opinion of Venable, Baetjer and Howard, Baltimore, Maryland, for matters relating to Maryland law.

Deloitte  &  Touche  LLP,  125  Summer  Street,  Boston,   Massachusetts  02110,
independent certified public accountants, have been selected as auditors for the Fund.

FINANCIAL STATEMENTS

The financial statements of the Fund including the Independent Auditors' Report for the year ended December 31, 1997; Statement of Net Assets as of December 31, 1997; Statement of Operations for the year ended December 31, 1997; Statement of Changes in Net Assets for the years ended December 31, 1997 and 1996; Notes to Financial Statements; and Financial Highlights for the year ended December 31, 1997, which are included in the Annual Report to Shareholders of the Fund and delivered along with this Statement of Additional Information, are incorporated herein by reference.